SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2008

THE SMALL BUSINESS COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	000-52184	55-0808106
(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

674 Via de La Valle
Solana Beach, CA 92075

(Address of principal executive offices) (Zip Code)

(858) 481-5600

Registrant's telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On October 17, 2008, the Financial Industry Regulatory Authority [FINRA] notified the Company that its recent annual report filed on Form 10-K was delinquent due to its failure to comply with NASD Rule 6530, which provides:

“An OTCBB issuer will be deemed delinquent in its reporting obligations if the issuer fails to make a required filing when due or has filed an incomplete filing. In order for a filing to be complete, it must contain all required certifications and have been reviewed or audited as applicable, by an accountant registered with the Public Company Accounting Oversight Board.”

The Company’s independent auditor, Moore & Associates Chartered, notified the Company’s Board of Directors on October 20, 2008 that the previously issued financial statements included in the Company’s Form 10-K filing on October 14, 2008, should not be relied upon because of an error in such financial statements due to the Company’s failure to comply with Regulation S-B regarding the publication of the annual report without its certification.

Prior to the filing of its annual report on Form 10-K on October 14, 2008, the Company received and reviewed financial statements, which it used to draft its annual report that was filed on October 14, 2008. The financial statements included an audit report. In error, the Company concluded that the audit report constituted certification to file the annual report, when in fact it did not. No such certification was given.

After receiving the delinquency notice from FINRA, the Company communicated with Moore & Associates Chartered about the discrepancy and error, and the Company provided to Moore & Associates copies of such documents that Moore & Associates, Chartered determined to be necessary to satisfy its review and certification obligations under Regulation S-B. On October 20, 2008, Moore & Associates, Chartered notified the Company that it should file a Notice of Non-Reliance on Form 8-K.

The Company provided Moore & Associates, Chartered, a copy of the disclosures it is making in response to this Item 4.02 prior to the date that this report is filed with the Commission. The Company requested the independent accountant to furnish to the Company as promptly as possible a letter addressed to the Commission stating whether it agrees with the statements made by the registrant in response to this Item 4.02 and, if not, stating the respects in which it does not agree. The Company will amend this Form 8-K by filing the independent accountant’s letter as an exhibit within two days after its receipt of the letter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2008

THE SMALL BUSINESS COMPANY

By: /s/ David Larson
David Larson (President)